Exhibit 99.1

Brickell Biotech Announces Adjournment of Annual Meeting of Stockholders
Meeting adjourned to May 17, 2022 at 10 a.m. MT
Brickell encourages all stockholders of record on March 7, 2022 who have not yet voted to do so by 11:59 p.m. Eastern Time on May 16, 2022
BOULDER, CO — May 3, 2022 — Brickell Biotech, Inc. (Nasdaq: BBI) (“Brickell”) announced today that its 2022 annual meeting of stockholders (the “Annual Meeting”) has been adjourned to Tuesday, May 17, 2022 at 10 a.m. Mountain Time with respect to all proposals described in Brickell’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 22, 2022 (the “Proxy Statement”).
The Annual Meeting will continue to be held at the offices of Brickell Biotech, Inc., 5777 Central Avenue, Suite 102, Boulder, Colorado 80301. In addition, the record date for determining stockholders entitled to vote at the Annual Meeting will remain the close of business on March 7, 2022.
During the current adjournment, Brickell continues to solicit votes from its stockholders with respect to all proposals set forth in the Proxy Statement. At the time the Annual Meeting was adjourned, proxies had been submitted by stockholders representing approximately 51% of the shares of Brickell’s common stock outstanding and entitled to vote, which constituted a quorum, but was not sufficient to approve Proposal 3, Approval of an Amendment to Brickell’s Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock, or Proposal 5, Approval of the Reverse Stock Split and Authorized Share Reduction Proposal, each of which requires approval by the holders of a majority of the outstanding shares of common stock of Brickell. Proxies previously submitted with respect to the Annual Meeting will be voted on all proposals at the adjourned Annual Meeting unless properly revoked, and stockholders who have previously submitted a proxy or otherwise voted need not take any action.
Brickell encourages all stockholders of record on March 7, 2022 who have not yet voted to do so by 11:59 p.m. Eastern Time on May 16, 2022.
Important Information
This material may be deemed to be solicitation material in respect of the Annual Meeting to be reconvened on May 17, 2022. In connection with the Annual Meeting, Brickell filed the Proxy Statement. BEFORE MAKING ANY VOTING DECISIONS, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. Brickell’s Proxy Statement and any other materials filed by Brickell with the SEC can be obtained free of charge at the SEC's website at https://www.sec.gov or Brickell’s website at https://www.brickellbio.com.
About Brickell
Brickell Biotech, Inc. is a clinical-stage pharmaceutical company striving to transform patient lives by developing innovative and differentiated prescription therapeutics for the treatment of autoimmune, inflammatory, and other debilitating diseases. Brickell’s pipeline consists of several development-stage candidates and a cutting-edge platform with broad potential in autoimmune and inflammatory disorders. This includes BBI-02, a Phase 1-ready, potential first-in-class oral DYRK1A inhibitor with strong preclinical validation for the treatment of autoimmune and inflammatory diseases, such as atopic dermatitis, rheumatoid arthritis and type 1 diabetes, BBI-10, a novel, preclinical stage oral STING inhibitor that has demonstrated dose-dependent cytokine reduction in nonclinical studies providing proof of mechanism for the treatment of autoinflammatory and rare genetic conditions, and a platform of next-generation DYRK, CLK, LRRK2 and TTK kinase inhibitors with the potential to produce treatments for autoimmune, inflammatory, and other debilitating conditions. Brickell’s executive management team and board of directors bring extensive experience in product development and global commercialization, having served in leadership roles at large global pharmaceutical companies and biotechs that have developed and/or launched successful products, including several that were first-in-class and/or achieved iconic status, such as Cialis®, Taltz®, Gemzar®, Prozac®, Cymbalta®, and Juvederm®. Brickell’s strategy is to leverage this experience to in-license, acquire, develop, and commercialize innovative pharmaceutical products that Brickell believes can meaningfully benefit patients who are suffering from chronic, debilitating diseases that are underserved by available therapies. For more information, visit https://www.brickellbio.com.
Cautionary Note Regarding Forward-Looking Statements
Any statements made in this press release relating to future financial, business, and/or research and clinical performance, conditions, plans, prospects, trends, or strategies and other such matters, including without limitation, Brickell’s strategy; future operations; future financial position; future liquidity; future revenue; territorial focus; projected expenses; results of operations; the anticipated timing, scope, design, progress, results, and/or reporting of data of ongoing and future non-clinical and clinical trials; intellectual property rights, including the acquisition, validity, term, and enforceability of such; the expected timing and/or results of regulatory submissions and approvals; and prospects for commercializing any product candidates of Brickell or third parties, or research and/or licensing collaborations with, or actions of, its partners, including in the United States, Japan, South Korea, or any other country are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “might,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “potential,” “will,” evaluate,” “advance,” “excited,” “aim,” “strive,” “help,” “progress,” “select,” “initiate,” “look forward,” “promise,” and similar expressions and their variants, as they relate to Brickell or any of Brickell’s partners, or third parties, may identify forward-looking statements. Brickell cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including without limitation, research results and data that do not meet targets, expectations, or regulatory approval requirements; ability to obtain adequate financing for product development, regulatory submissions, and any commercialization; ability to acquire, maintain, and enforce intellectual property rights; potential delays or alterations in product development, trials of any type, and regulatory submission and reviews; changes in law or policy; litigation; regulatory agency feedback or requests; supply chain disruptions; unanticipated demands on cash resources; disruptions and negative effects related to the COVID-19 pandemic and/or the conflict in Ukraine; interruptions, disruption, or inability by Brickell, its partners or third parties to obtain or supply research material, raw materials, and/or product anywhere, or secure essential services, in the world; efforts to obtain and retain adequate pricing and adequate reimbursement and other insurance coverage for our products; the outcome of Brickell’s current and planned preclinical and clinical trials across our portfolio; and other risks associated with developing and obtaining regulatory approval for, and commercializing, product candidates.
Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in Brickell’s filings with the SEC, which are available at https://www.sec.gov (or at https://www.brickellbio.com). The forward-looking statements represent the estimates of Brickell as of the date hereof only. Brickell specifically disclaims any duty or obligation to update forward-looking statements.
Brickell Investor Contact:
Dan Ferry
LifeSci Advisors
(617) 430-7576
daniel@lifesciadvisors.com